Exhibit 10.4

FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 28, 2014 (this "Amendment"), is among SMITHFIELD FOODS, INC., a Virginia corporation (the "Company"), the subsidiary guarantors party hereto, the banks and other lending institutions party hereto, and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent").
RECITALS:

The Company, certain of its subsidiaries as guarantors, certain of the banks and other lending institutions party thereto and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of June 9, 2011 (as amended by (i) that certain First Amendment to Second Amended and Restated Credit Agreement dated as of January 31, 2013, that certain Increased Commitment Supplement dated as of January 31, 2013, (ii) that certain Consent and Second Amendment to Second Amended and Restated Credit Agreement dated as of July 12, 2013, and (iii) that certain Consent and Third Amendment to Second Amended and Restated Credit Agreement dated as of January 16, 2014, the "Agreement").
The Company has informed the Administrative Agent and the Lenders that in order to address certain current market conditions affecting the commodity risk management activities of the Company and its Subsidiaries, the Company desires to (i) increase the maximum aggregate amount of Liens on cash or Permitted Investments of the Company or any Restricted Subsidiary securing obligations under permitted Swap Agreements pursuant to Section 6.02(h)(i) of the Agreement from $250,000,000 to $350,000,000 and (ii) increase the maximum aggregate amount of other Liens on cash or Permitted Investments posted to the issuers of letters of credit, bank guaranties or providers of Banking Services or Swap Agreements to secure the obligations of the Company or any Loan Party pursuant to Section 6.02(t)(ii) of the Agreement from $50,000,000 to $100,000,000.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:
ARTICLE 1.

Definitions
Section 1.1.    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.
ARTICLE 2.

Amendments
Section 2.1.    Amendment to Section 6.02(h) (Swap Agreement Liens; CNMV Guaranty Liens). Section 6.02(h) of the Agreement is hereby amended by deleting both references to “$250,000,000” in clause (i) thereof and inserting, in each such instance, “$350,000,000” in lieu thereof.

Section 2.2.    Amendment to Section 6.02(t) (Other Liens). Section 6.02(t) of the Agreement is hereby amended by deleting the reference to “$50,000,000” in clause (ii) thereof and inserting “$100,000,000” in lieu thereof.
ARTICLE 3.
Conditions Precedent
Section 3.1.    Conditions. The effectiveness of this Amendment is subject to the satisfaction (or waiver in accordance with Section 9.02 (Waiver; Amendments) of the Agreement) of the following conditions precedent:
(a)    The Administrative Agent shall have received from each Loan Party and the Required Lenders either (i) a counterpart of this Amendment signed and delivered on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page to this Amendment) that such party has signed and delivered a counterpart of this Amendment; and
(b)    All proceedings taken in connection with the matters contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent and its legal counsel.
ARTICLE 4.

Ratifications, Representations and Warranties
Section 4.1.    Acknowledgements; Ratification and Reaffirmations.
(a)    The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded pursuant to Article 2 of this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect;
(b)    Each Loan Party, the Administrative Agent, and the Lenders party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms;
(c)    Each Loan Party acknowledges and agrees that this Amendment constitutes a Loan Document for all purposes under the Agreement and the other Loan Documents; and
(d)    Each Loan Party hereby reaffirms each of the agreements, covenants and undertakings set forth in the Agreement and each and every other Loan Document executed in connection therewith or pursuant hereto, as amended and modified hereby, as if such Loan Party was making said agreements, covenants and undertakings on the date hereof.
Section 4.2.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows: (a)  no Default exists, (b) the representations and warranties set forth in the Agreement are true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects) on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to an earlier date (in which case such representation and warranty shall be true and correct in all

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 2

material respects as of such earlier date, or in the case of any representation and warranty qualified by materiality, in all respects as of such earlier date) and (c) it has all requisite power and authority to execute, deliver and perform it obligations under this Amendment. IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH LOAN PARTY REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:
(a)    WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT; AND
(b)    RELEASE. RELEASES AND DISCHARGES THE ADMINISTRATIVE AGENT AND THE LENDERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.
ARTICLE 5.

Miscellaneous
Section 5.1.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.
Section 5.2.    Reference to Agreement. Upon and after the effectiveness of Article 2 of this Amendment, each reference to the Agreement in each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.
Section 5.3.    Expenses of Administrative Agent. As provided in Section 9.03(a) (Expense Reimbursement) of the Agreement, the Company agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the reasonable costs and fees of Administrative Agent's legal counsel.
Section 5.4.    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 3

Section 5.5.    Governing Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof, but giving effect to federal laws applicable to national banks. This governing law election has been made by the parties in reliance (at least in part) on Section 5–1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
Section 5.6.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, each Lender, each Loan Party, and their respective successors and permitted assigns, except no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders. Any assignment or other transfer made in violation of this Section shall be void.
Section 5.7.    Counterparts. This Amendment may be executed in one or more counterparts and on telecopy or other electronically reproduced counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 5.8.    Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty hereunder by the Company or any other Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
ARTICLE 6.
Section 6.1.    Entire Agreement. This Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.
Section 6.2.    Required Lenders. Pursuant to Section 9.02 (Waiver; Amendments) of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Lenders which means Lenders having Credit Exposures and unused Commitments representing more than 50% of the Aggregate Credit Exposures and unused Commitments (such percentage applicable to a Lender, herein such Lender's "Required Lender Percentage"). For purposes of determining the effectiveness of this Amendment, each Lender's Required Lender Percentage is set forth on Schedule 6.11 hereto.

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 4

Executed as of the date first written above.
COMPANY:

Smithfield Foods, Inc., a Virginia corporation

By:    /s/ Timothy Dykstra__________________
Name:    Timothy Dykstra
Title:    Vice President and Corporate Treasurer

OTHER LOAN PARTIES:

Brown's Realty Partnership, a North Carolina general partnership
Carroll's Realty Partnership, a North Carolina general partnership
Smithfield-Carroll's Farms, a Virginia general partnership

By:	Murphy-Brown, LLC, as a general partner of each

By:    /s/ Timothy P. Dykstra
Name:     Timothy P. Dykstra
Title:    Vice President

Armour-Eckrich Meats LLC, a Delaware limited liability company
Farmland Foods, Inc., a Delaware corporation
John Morrell & Co., a Delaware corporation
Murphy-Brown LLC, a Delaware limited liability company
Murphy Farms of Texhoma, Inc., an Oklahoma corporation
Patrick Cudahy, LLC, a Delaware limited liability company
Premium Pet Health, LLC, a Delaware limited liability company
Premium Standard Farms, LLC, a Delaware limited liability company
Smithfield Global Products Inc., a Delaware corporation
The Smithfield Packing Company, Incorporated, a Delaware corporation
Smithfield Purchase Corporation, a North Carolina corporation
Smithfield Transportation Co., Inc., a Delaware corporation
Stefano Foods, Inc., a North Carolina corporation
SFRMH Liquidation, Inc. (f/k/a RMH Foods, Inc.), a Delaware corporation

By:    /s/ Timothy P. Dykstra
Name:    Timothy P. Dykstra
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 5

Jonmor Investments, Inc., a Delaware corporation
Patcud Investments, Inc., a Delaware corporation
SFFC, INC., a Delaware corporation
SF Investments, Inc., a Delaware corporation

By:    /s/ Jeffrey A. Porter__________________
Name:    Jeffrey A. Porter
Title:    President

ADMINISTRATIVE AGENT AND LENDERS:

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.,
"RABOBANK NEDERLAND", NEW
YORK BRANCH, as Administrative Agent

By:    /s/ Jeff Geisbauer______________________
Name:    Jeff Geisbauer
Title:    Executive Director

By:    /s/ Pamela Beal________________________
Name:    Pamela Beal
Title:    Executive Director

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 6

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Tony Yung         ______________
Name:    Tony Yung
Title:    Executive Director

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 7

BARCLAYS BANK PLC, as a Lender

By:/s/ Marguerite Sutton
Name:    Marguerite Sutton
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 8

AGFIRST FARM CREDIT BANK, as a Lender

By: /s/ Steven J. O’Shea
Name:    Steven J. O’Shea
Title:    Vice President

Voting Participants:

Farm Credit Bank of Texas

By: /s/ Chris M. Levine
Name:    Chris M. Levine
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 9

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Ashwin Ramakrishna
Name:    Ashwin Ramakrishna
Title:    Authorized Signatory

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 10

BANK OF MONTREAL, as a Lender

By: /s/ Philip Langheim
Name:    Philip Langheim
Title:    Managing Director

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 11

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Jason Lipschitz        ______
Name:    Jason Lipschitz
Title:    Authorized Signatory

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 12

COBANK, ACB, as a Lender

By: /s/ Hal Nelson
Name:    Hal Nelson
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 13

SOCIETE GENERALE, as a Lender

By: /s/ Barbara Paulson
Name:    Barbara Paulson
Title:    Managing Director

By:
Name:
Title:

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 14

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Harry J. Brown
Name:    Harry J. Brown
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 15

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

By: /s/ Troy Mostaert
Troy Mostaert, Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 16

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender

By: /s/ Mark Westfall
Name:    Mark Westfall
Title:    VP

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 17

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ David L. Catherall
Name:    David L. Catherall
Title:    Managing Director

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 18

UNITED FCS, PCA D/B/A FCS COMMERCIAL FINANCE GROUP, as a Lender

By: /s/ Lisa Caswell
Name:    Lisa Caswell
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 19

FARM CREDIT MID-AMERICA, PCA, f/k/a FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Lender

By: /s/ Ralph Bowman
Name:    Ralph Bowman
Title:    Vice President Capital Markets

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 20

SANTANDER BANK, N.A.,
as a Lender

By: /s/ Carlos A. Calixto
Name:    Carlos A. Calixto
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 21

ING CAPITAL LLC,
as a Lender

By: /s/ W. Leroy Startz
Name:    W. Leroy Startz
Title:    Director

By: /s/ William B. Redmond
Name:    William B. Redmond
Title:    Managing Director

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 22

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:    /s/ Elvis Grgurovic________________
Name:    Elvis Grgurovic
Title:    Director

By:    /s/ Rachel Tresser________________
Name:    Rachel Tresser
Title:    Director

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 23

COMPASS BANK,
as a Lender

By: /s/ Christopher Griffin_____________
Name:    Christopher Griffin
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 24

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By: /s/ Bruce Dean        _________
Name:    Bruce Dean
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 25

AMERICAN AGCREDIT, PCA (successor by merger to Farm Credit Services of the Mountain Plains, PCA), as a Lender

By: /s/ Janice T. Thede
Name:    Janice T. Thede
Title:    Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 26

1ST FARM CREDIT SERVICES, PCA,
as a Lender

By: /s/ Lee Fuchs
Name:    Lee Fuchs
Title:    Vice President, Capital Markets Group

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 27

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By: /s/ Alfred S. Compton, Jr.
Name:    Alfred S. Compton, Jr.
Title:    SVP/Managing Director

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 28

FARM CREDIT WEST, PCA,
as a Lender

By:
Ben Madonna, Vice President

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 29

FARMERS BANK,
as a Lender

By:
Name:
Title:

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 30

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By: /s/ Nita Jain
Name:    Nita Jain
Title:    Duly Authorized Signatory

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, Page 31

Schedule 6.11
to
Smithfield Foods, Inc.
Fourth Amendment to Second Amended and Restated Credit Agreement

Required Lender Percentage

Lender	Required Lender Percentage Held	Lenders Agreeing to Consent Letter(insert % from prior column if Lender signs Consent Letter then total % in this column)
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch	7.695451510%	7.695451510%
Barclays Bank PLC	6.390243900%	6.390243900%
AgFirst Farm Credit Bank	11.707317070%	11.707317070%
Goldman Sachs Bank USA	4.780487810%	4.780487810%
Bank of Montreal	4.780487810%	4.780487810%
Morgan Stanley Bank, N.A.	2.926829270%	2.926829270%
CoBank, ACB	8.548450930%	8.548450930%
JPMorgan Chase Bank, N. A.	4.780487810%	4.780487810%
Societe Generale	4.780487810%	4.780487810%
U.S. Bank National Association	4.195121950%	4.195121950%
AgStar Financial Services, PCA	3.414634150%	3.414634150%
Northwest Farm Credit Services, PCA	3.414634150%	3.414634150%
Bank of America, N.A.	3.219512200%	3.219512200%
United FCS, PCA d/b/a FCS Commercial Finance Group	2.682926830%	2.682926830%
Farm Credit Mid-America, PCA (fka Farm Credit Services of Mid-America, PCA)	2.682926830%	2.682926830%
Santander Bank, N.A.	2.682926830%	2.682926830%
ING Capital LLC	2.365853660%	2.365853660%
Credit Agricole Corporate and Investment Bank	2.731707320%	2.731707320%
Compass Bank	2.146341460%	2.146341460%
Farm Credit Services of America, PCA	2.365853660%	2.365853660%
American AgCredit, PC	2.146341460%	2.146341460%
1st Farm Credit Services, PCA	3.219512200%	3.219512200%
GreenStone Farm Credit Services, ACA/FLCA	2.243902440%	2.243902440%
Farm Credit West, PCA	1.951219510%
Farmers Bank	0.487804880%	0.487804880%
General Electric Capital Corporation	1.658536585%	1.658536585%
TOTAL	100.00%	98.048780480%

Schedule 6.11 to Fourth Amendment to Second Amended and Restated Credit Agreement